Financial risk management - Disclosure of reconciliation of the Group's cash net of debt (Detail) - EUR (€) € in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Summary of reconciliation of the Groups cash net of debt [Line Items]
Cash and cash equivalents	€ 91,897	€ 88,672
Non-current borrowings	(18,115)	(11,212)
Current borrowings	(15,370)	(55,559)
Borrowings	(33,485)	(66,771)	€ (18,837)
Bank overdrafts	(148)	(14)
Cash net of debt	€ 58,264	€ 21,887